Schedule A

							Rate Type/ Subtype
Trade Date	CUSIP	Settlement Date	Maturity Date	Next Pay Date	Call Type	Call Style Desc	Desc	Next Call Date	Coupon Percent	FHLBank Par
25-Jan-08	3133XPDX9	13-Feb-08	13-Feb-23	13-May-08	Optional Principal Redemption	Bermudan	Variable Range	13-May-08		$20,000,000
25-Jan-08	3133XPCS1	29-Jan-08	09-Mar-12	09-Sep-08	Non-Callable		Fixed Constant		3.25	$26,000,000
25-Jan-08	3133XPB94	29-Jan-08	12-Mar-10	12-Sep-08	Non-Callable		Fixed Constant		2.375	$14,000,000
25-Jan-08	3133XPEP5	13-Feb-08	13-Feb-23	13-May-08	Optional Principal Redemption	Bermudan	Variable Range	13-May-08		$25,000,000
24-Jan-08	3133XPCB8	13-Feb-08	13-Feb-23	13-May-08	Optional Principal Redemption	Bermudan	Conversion Range	13-Aug-08		$10,000,000
24-Jan-08	3133XPC85	30-Jan-08	30-Jan-13	30-Jul-08	Optional Principal Redemption	Bermudan	Fixed Constant	30-Jul-08	4.1	$25,000,000
24-Jan-08	3133XPCD4	13-Feb-08	13-Feb-15	13-Aug-08	Optional Principal Redemption	American	Fixed Constant	13-Aug-08	4.625	$50,000,000
24-Jan-08	3133XPCE2	08-Feb-08	08-Feb-16	08-Aug-08	Optional Principal Redemption	American	Fixed Constant	08-Aug-08	4.75	$50,000,000
24-Jan-08	3133XPCF9	08-Feb-08	08-Feb-19	08-Aug-08	Optional Principal Redemption	American	Fixed Constant	08-Aug-08	5.2	$15,000,000
24-Jan-08	3133XPCH5	06-Feb-08	06-Feb-23	06-May-08	Optional Principal Redemption	Bermudan	Variable Range	06-May-08		$35,000,000
24-Jan-08	3133XPDB7	13-Feb-08	13-Feb-23	13-May-08	Optional Principal Redemption	Bermudan	Variable Range	13-May-08		$10,000,000
24-Jan-08	3133XPDK7	14-Feb-08	14-Feb-23	14-May-08	Optional Principal Redemption	Bermudan	Variable Range	14-May-08		$10,000,000
24-Jan-08	3133XPDN1	13-Feb-08	13-Feb-14	13-Aug-08	Optional Principal Redemption	Bermudan	Fixed Step Up	13-May-08	4	$15,000,000
24-Jan-08	3133XPDL5	01-Feb-08	01-Feb-23	01-May-08	Optional Principal Redemption	Bermudan	Variable Range	01-Aug-08		$10,000,000
24-Jan-08	3133XPCF9	08-Feb-08	08-Feb-19	08-Aug-08	Optional Principal Redemption	American	Fixed Constant	08-Aug-08	5.2	$50,000,000
24-Jan-08	3133XPC69	30-Jan-08	30-Jul-13	30-Jul-08	Optional Principal Redemption	Bermudan	Fixed Constant	30-Jul-08	4.2	$25,000,000
23-Jan-08	3133XPBT0	30-Jan-08	30-Jan-23	30-Apr-08	Optional Principal Redemption	Bermudan	Variable Range	30-Jan-09		$15,000,000
23-Jan-08	3133XPBE3	30-Jan-08	30-Jul-13	30-Jul-08	Optional Principal Redemption	Bermudan	Fixed Constant	30-Jul-08	4	$25,000,000
23-Jan-08	3133XPBF0	06-Feb-08	06-Feb-23	06-May-08	Optional Principal Redemption	Bermudan	Variable Range	06-May-08		$10,000,000
23-Jan-08	3133XPBJ2	30-Jan-08	30-Jul-14	30-Jul-08	Optional Principal Redemption	Bermudan	Fixed Constant	30-Jul-08	4.25	$30,000,000
23-Jan-08	3133XPBK9	30-Jan-08	30-Jan-14	30-Jul-08	Optional Principal Redemption	Bermudan	Fixed Constant	30-Jul-08	4.125	$30,000,000
23-Jan-08	3133XPBN3	29-Jan-08	29-Jan-18	29-Apr-08	Optional Principal Redemption	Bermudan	Variable Range	29-Apr-08		$10,000,000
23-Jan-08	3133XPBU7	07-Feb-08	07-Feb-20	07-May-08	Optional Principal Redemption	Bermudan	Variable Range	07-May-08		$10,000,000
23-Jan-08	3133XPBM5	06-Feb-08	06-Feb-23	06-May-08	Optional Principal Redemption	Bermudan	Variable Range	06-May-08		$10,000,000

(1) Call/Amortizing Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3)	Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.